UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2005

THE UNIMARK GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-26096 (Commission File Number)	75-2436543 (IRS Employer Identification No.)

1425 Greenway Drive
Irving, Texas 75038
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 518-1155

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

      At a meeting held on March 4, 2005, the Board of Directors of The UniMark Group, Inc. (the “Company”) approved the engagement of KBA Group LLP (“KBA”) as its independent auditors for the fiscal year ending December 31, 2004 to replace the firm of Mancera S.C., Member Practice of Ernst & Young Global (“Mancera”) who were dismissed as auditors of the Company effective March 7, 2005. The Audit Committee of the Company’s Board of Directors approved the change in auditors on March 4, 2005. KBA is headquartered in Dallas, Texas.

      Mancera’s reports on the Company’s financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits for the Company’s financial statements for each of the two fiscal years ended December 31, 2003 and 2002 there were no disagreements with Mancera on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which if not resolved to Mancera’s satisfaction would have caused Mancera to make reference in their report. Additionally, in planning and performing the audit of the Company’s consolidated financial statements for the year ended December 31, 2003, Mancera noted a matter involving the Company’s internal controls at one of its Mexican subsidiaries that they considered to be a material weakness which was the Company’s inability to accurately close the accounting records of one of its Mexican subsidiaries which affected the Company’s ability to consolidate the accounting results of all other entities and report its consolidated financial statements to the Securities and Exchange Commission (“Commission”) on a timely basis. In Mancera’s view, there was a lack of compliance with a control established to obtain adequate closing accounting records from this Mexican subsidiary. This material weakness was disclosed in the Company’s Form 10-K for its fiscal year ended December 31, 2003 and in a management letter from Mancera to the Audit Committee dated November 15, 2004. The Company has requested Mancera to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 9, 2005 is filed as Exhibit 16.1 to this Form 8-K.

      On March 4, 2005, the Audit Committee approved the engagement of KBA to serve as the Company’s independent auditors for the fiscal year ending December 31, 2004. During the Company’s two most recent fiscal years, and through March 4, 2005, the Company did not consult KBA regarding the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, nor did KBA provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years, and through March 4, 2005, the Company did not consult KBA on any matter that was the subject of disagreement or a reportable event.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Mancera S.C., Member Practice of Ernst & Young Global dated March 9, 2005

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005
THE UNIMARK GROUP, INC. (Registrant)
	By:	/s/ Jakes Jordaan
Jakes Jordaan
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit 16.1	Letter from Mancera S.C., Member Practice of Ernst & Young Global dated March 9, 2005

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